                                                                   EXHIBIT 10.33

                               AMENDMENT OF LEASE

     THIS AMENDMENT OF LEASE effective as of March 27, 1998 between FIFTY WASHINGTON STREET LIMITED PARTNERSHIP ("Landlord") and ARDENT SOFTWARE, INC. (formerly named VMark Software, Inc.) ("Tenant").

                                   BACKGROUND

     Landlord is the current Landlord and Tenant is the Tenant under a Lease dated May 3, 1994, as amended (the "Lease"), from 50 Washington Street Associates Limited Partnership, as Landlord (Landlord having become the Landlord thereunder), to Tenant, as Tenant, of Premises at 50 Washington Street, Westborough and Southborough, Massachusetts. The parties desire to amend the Lease as hereinafter set forth. Capitalized terms not defined herein shall have the meaning ascribed to them in the Lease.

                                  WITNESSETH

     NOW, THEREFORE, Landlord and tenant hereby agree as follows:

     1. Notwithstanding any term or provision of the Lease to the contrary, the Term of the Lease shall expire on December 31, 2008.

     2. Simultaneously with the execution hereof, Tenant shall pay to Landlord a security deposit in the amount of $1,500,000.00 (the "Security Deposit"). The Security Deposit will be held during the Term by Landlord or its mortgagee, as security and without any obligation to segregate the Security Deposit from other funds held by Landlord or its mortgagee. Tenant shall not be entitled to any interest or other income earned on the Security Deposit. The Security Deposit shall be returned to Tenant within sixty (60) days after the expiration of the Term provided there exists no breach of any undertaking of Tenant under the Lease. If all or any part of the Security Deposit shall be applied to an obligation of Tenant under the Lease, Tenant shall immediately upon request by Landlord restore the Security Deposit to its original amount. Tenant shall not have the right to call upon Landlord to apply all or any part of the Security Deposit to cure any default or fulfill any obligation of Tenant, but such use shall be solely in the discretion of Landlord.

     3. Without limiting any of Landlord's rights with respect to the Security Deposit, Tenant consents to Landlord delivering the Security Deposit to American National Insurance Company, the current mortgagee of the Demised Premises, under an Escrow Agreement in the form of Exhibit A attached hereto (the "American National Escrow Agreement").

     4. Upon any conveyance by Landlord of its interest under the Lease, the Security Deposit may be delivered by Landlord to Landlord's grantee or transferee, and upon any such delivery Tenant hereby releases Landlord herein named of any and all liability with respect to the Security Deposit, its application and return, and Tenant agrees to look solely to such grantee or transferee. If Landlord shall convey the Demised Premises and the entity holding the Security Deposit will not be an Institutional Owner or an Institutional Mortgagee (defined below), the Security Deposit shall be held by an escrow agent designated by the new owner and approved by Tenant (such approval shall not be unreasonably withheld or delayed) pursuant to an escrow agreement in the form attached as Exhibit B attached hereto, with such changes therein as the escrow agent shall reasonably request. "Institutional Owner" or "Institutional Mortgagee" means an owner or mortgagee, as the case may be, which is (a) bank, trust company, savings and loan association, securities or investment banking company, insurance company, mortgage company, pension, profit, retirement or union fund or trust, real estate investment trust, governmental agency or fund, or other financial or lending entity generally regarded as an institutional lender, which in case has assets in excess of $100,000,000.00 or (b) an affiliate of any entity described in clause (a) (i.e.: an entity that is 50% or more directly or indirectly owned and controlled by an entity described in clause (a)), provided such affiliate has assets in excess of $100,000,000.00. This provision shall also apply to subsequent grantees and transferees.


     5. Tenant shall on demand reimburse Landlord for its reasonable legal fees and expenses in connection with the execution and delivery of this Amendment and the execution and delivery of documentation with Landlord's mortgagee relating hereto, and tenant shall pay all costs, expenses and fees which such mortgagee shall require Landlord to pay in connection with or under this Amendment, the American National Escrow Agreement and the amendments of its loan documentation, including, without limitation, all of the same described in the March 27, 1998 letter from American National Insurance Company attached hereto.

     6. Landlord agrees to assist Tenant in assessing options to relocate to other premises. Such options may include Landlord's purchasing or constructing a building for Tenant. In no event shall Landlord's providing such assistance to Tenant be considered to be an agreement to terminate the Lease or to consent to any assignment or sublease, and Tenant shall remain bound under the Lease until Landlord and Landlord's mortgagee, in their sole discretion, shall otherwise agree. In the event the parties agree to terminate the Lease, such termination will include resolution of matters relating to the Security Deposit.

     7. In consideration of Landlord's agreements set forth in this Amendment, Tenant agrees that it will deal exclusively and in good faith with Landlord, and will deal with no other party (including any broker), with respect to Tenant's possible relocation to other premises during the term of the Lease.

     8. The Lease is hereby amended by deleting the Addendum to Lease and the Second Addendum to Lease in their entirety.

     9. Section 5.1(a) of the Lease is hereby amended by deleting "reasonable management fees" appearing in the definition of "operating expenses" and by substituting therefor "management fees equal to 5% of gross collected rent, additional rent and other sums".

     10. The Amendment shall not be of any force or effect until consented to by Landlord's mortgagee.

     WITNESS the execution hereof as an instrument under seal as of the date first written above.

                                        LANDLORD:

                                        FIFTY WASHINGTON STREET LIMITED
                                        PARTNERSHIP

                                        By:  Fifty Washington Street, Inc.
                                             Its sole General Partner

                                        /s/ Christopher Egan
                                        ----------------------------------------
                                        Christopher Egan, President and
                                        Treasurer, non-individually and without
                                        personal liability


                                        TENANT:

                                        ARDENT SOFTWARE, INC.

                                        By: /s/ Charles F. Kans
                                           -------------------------------------
                                        Printed Name: Charles F. Kans
                                                     ---------------------------
                                        Title: VP Finance & CFO
                                              ----------------------------------

                             ARDENT SOFTWARE, INC.

                       Assistant Secretary's Certificate

                                 -------------


The undersigned hereby certifies that he is Assistant Secretary of Ardent Software, Inc., a Delaware corporation, and that, as appears from the records of said corporation, the following vote was duly adopted at a meeting of the board of directors and has not been amended or rescinded:

     VOTED: That Charles F. Kane, Chief Financial Officer of Ardent Software, Inc., be and is hereby authorized, in name of and on behalf of the said Corporation, with respect to all real estate of said Corporation now, or at any time hereafter, leased by said Corporation, to sign, seal, acknowledge, and bind said Corporation regarding any and all leases, releases, notes, assignments, agreements, notices, estoppels, affidavits and amendments, specifically including property at 50 Washington Street, Westborough, Massachusetts, and all such instruments as he may by his execution thereof approve; and that the execution and delivery by said officer of such instruments in connection with the foregoing shall be deemed conclusive evidence that such actions were authorized hereby.

I further certify that Charles F. Kane was and still is Chief Financial Officer of said Corporation.




     WITNESS the seal of said Corporation and the signature of the undersigned this 15th day of December 1998.


                                        Ardent Software, Inc.

                                        /s/ James K. Walsh
                                        ------------------------------
                                        James K. Walsh
                                        Assistant Secretary

                                     EXHIBIT A

                                ESCROW AGREEMENT



     THIS ESCROW AGREEMENT ("Agreement") is made and entered into this the 22nd day of December, 1998, by and between AMERICAN NATIONAL INSURANCE COMPANY, a Texas corporation, hereinafter termed "Lender," and FIFTY WASHINGTON LIMITED PARTNERSHIP, a Massachusetts limited partnership, hereinafter termed "Borrower."

                          W  I  T  N  E  S  S  E  T  H:

     WHEREAS, Lender has made a loan to Borrower in the original principal sum of SIX MILLION SEVEN HUNDRED THOUSAND AND NO/100 DOLLARS ($6,700,000.00) (the "Loan"), evidenced by that certain Promissory Note ("Note") of even date therewith executed by Borrower, in order to provide the funds necessary to Borrower to finance acquisition of that certain real property described in the Mortgage, defined below, (the "Property");

     WHEREAS, the Note is secured by that certain Mortgage, Security Agreement and Financing Statement (the "Mortgage") of even date therewith executed by Borrower (the Note) the Mortgage, and any other documents evidencing, securing or relating to the Note are referred to as the "Loan Documents");

     WHEREAS, the Note is also secured by that certain Absolute Assignment of Rents assigning Lender Borrower's interest in all the leases on the Property, including, without limitation, that certain lease dated May 3, 1994 between Ardent Software, Inc. f.k.a. VMark Software, Inc. (the "Tenant"), as lessee, and Borrower as successor lessor (the "Lease");

     WHEREAS, Borrower has requested that Lender consent to an amendment to the Lease to reduce the primary term such that the Lease terminates on December 31, 2008 and to make certain other modifications to the Lease, a copy of such Amendment of the Lease being attached as Exhibit "A" hereto;

     WHEREAS, Borrower has also requested that Lender consent to a modification of the Note such that the maturity date of the Loan occurs on December 31, 2007, (the "Termination Date");

     WHEREAS, Lender hereby consents to Borrower's request on the terms and conditions set forth below;

     WHEREAS, pursuant to such Amendment to the Lease, Tenant has agreed to pay ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000.00) security deposit (the "Security Deposit") to Borrower in exchange for Borrower's consent to the modification of the Lease as described above; and

     WHEREAS, Borrower and Lender wish to reduce to writing their agreement concerning the Escrow Funds and performance of and compliance with the conditions contained in this Agreement:

     NOW, THEREFORE, FOR AND IN CONSIDERATION OF THE PREMISES and the following mutual covenants and agreements, the parties hereto agree as follows:

Section 1.        Establishment of Escrow.

     (a) Borrower shall deliver the Security Deposit to Lender (such funds together with any further funds delivered by Borrower, or any income derived therefrom, the "Escrow Funds") in the amount of $1,500,000.00 to Lender, as Escrow Agent, and Lender accepts such funds under the terms and conditions of this Agreement. Borrower consents to and instructs Lender to invest the Escrow Funds in the SM&R Capital Funds, Inc. - American National Primary Fund Series (the "Fund"). Borrower acknowledges receipt of the prospectus of the Fund dated 12/31/97, as amended None ("Prospectus"), and has read and understands the information, disclosures and other material set forth in the Prospectus. As more particularly described in the Prospectus, Borrower's proportionate share of all fees and expenses related to the Fund shall be borne by the Borrower. The Escrow Funds shall be held and disbursed by Lender for the purposes and in the manner set out herein.

     So long as the Escrow Modification conditions, defined below, are satisfied, after the initial investment of the Escrow Funds pursuant to the foregoing clause, Borrower may (by written notice to Lender) require Lender to invest all of the Escrow Funds in securities and obligations of the United States government or an agency thereof, or guaranteed thereby, as Borrower shall direct from time to time and at any time. Prior to investing the Escrow Funds into such securities or obligations of the United States government the following conditions must be met (the "Escrow Modification Conditions"): all taxes assessed against the income of the Escrow Funds must be paid by Borrower and such securities or obligations must be unilaterally redeemable or saleable by Lender.

     The Escrow Funds shall be held under a designation which specifically states that the Escrow Funds are escrow funds and shall include Borrower's name in such designation. In no event shall the Escrow Funds be deemed to be part of, or commingled with, any property or assets of Lender. In the event for any reason all or any portion of the Escrow Funds shall be used or applied to satisfy any claim against or expense of Lender, including, without limitation, in any insolvency, bankruptcy or other legal proceeding, or in the event of any realized loss in the principal of the Escrow Funds while invested in the Fund, Borrower shall be entitled to offset the amount so used, applied or lost from any sum owing to Lender under the Loan Documents.

     (b) The Escrow Funds shall constitute "Collateral" pursuant to Section 1.2 of the Mortgage and additionally secure the "Indebtedness" as such term is defined in the Mortgage.

     (c) The Borrower and the Lender each agree and acknowledge that the objective of the Escrow Funds is to provide the Noteholder with immediately available funds.

     (d) Borrower's tax identification number is 04-3370874. All dividends, interest and other income earned on the Escrow Funds shall, for Federal income tax and other purposes, be the income of Borrower, reportable under Borrower's tax identification number. If no Event of Default under the Loan Documents shall have occurred and shall be continuing, all income earned on the Escrow Funds shall be paid to Borrower no less frequently than quarterly. If an Event of Default under the Loan Documents shall have occurred and shall be continuing, as long as such Event of Default shall be continuing the income earned on the Escrow Funds shall become part of the Escrowed Funds and used or applied in accordance with the terms of this Agreement. After such Event of Default shall have been cured, any unapplied income shall be paid to Borrower.

Section 2. Draws on the Escrow Funds.

     (a) The Lender shall have the right to immediately draw on the Escrow Funds to pay any amount due under the Loan Documents, including any amount due by acceleration, at or at any time after the occurrence of any one or more of the following events (the occurrence of any such breach being referred to as a "Draw Event"):

     (i) If a default occurs in the Borrower's obligation to pay the principal of, premium, if any, or interest on the Note and such default remains uncured after the expiration of any grace period, if any, or if an Event of Default occurs under the Mortgage or any other document evidencing, securing or relating to the Note (collectively, including the Mortgage, the "Loan Documents");

     (ii) If the Borrower fails to make any payment or to perform any obligation which the Borrower is required to make or perform under the Note or the Loan Documents after any applicable notice or cure periods, if any; or

     (iii) Upon the breach of any other of the Borrower's obligations, covenants, representations or agreements set forth in this Agreement other than those described in clauses (i) and (ii) above, and such breach remains uncured after the expiration of any grace period, if any.

     (b) At any time after the occurrence of a Draw Event and whether or not the Lender has accelerated the indebtedness evidenced by the Note, the Lender may apply the Escrow Funds in any order as the Lender deems appropriate in its sole and absolute discretion, to any or all of the following:

     (i) on account of all the reasonable costs and expenses incident to the application of the Escrow Funds including, but not limited to any enforcement costs referred to in Section 9 hereof;

     (ii) to the payment of, or to reimburse the Lender for the payment of, any amounts advanced by the Lender to perform the Borrower's obligations under this Agreement or any of the other Loan Documents or any other items which constitute "Indebtedness" under the terms of the Mortgage:

     (iii) to the payment of interest, if any, remaining unpaid on the Note, whether by reason of acceleration of the amounts due under the Note or otherwise; and/or

     (iv) to the payment of principal due and unpaid on the Note, whether by reason of acceleration of the amounts due under the Note or otherwise.

     (c) It is the intention of the parties that Lender has the unconditional immediate right to apply the Escrow Funds to outstanding obligations as provided above upon and at any time during the continuance of a Draw Event. No provisions providing Borrower with notice in this Agreement or any Loan Documents shall be construed to require Lender to provide more than one notice and cure period for any particular default but any notice provided pursuant to this Agreement shall state that such notice is sent pursuant to the notice and cure provisions contained in this Agreement.

     (d) In the event of a Draw Event in which Lender has accelerated the Note and applies all of the Escrow Funds pursuant to Section 2(b)(iv) above, the prepayment premium provided for in the Note shall apply.

Section 3. Application of the Escrow Funds.

     (a) Provided that Lender has not already applied all of the Escrow Funds pursuant to Section 2 hereof, the Escrow Funds shall be held until the date the Loan matures and is paid in full, at which time the Escrow Funds shall be released to Borrower. Alternatively, at Borrower's option, Borrower may, at the time the Loan matures, require the Lender to apply the Escrow Funds against a portion of the outstanding balance of the Loan and pay the difference between such balance and the amount of the Escrow Funds to Lender. If the Loan shall be paid in full prior to maturity, the Escrow Funds shall be delivered to Borrower

     (b) The Borrower shall pay all reasonable costs and expenses incurred in connection with the delivery of the documents and other showings required by Sections 2 and 3 hereof, as well as all costs and expenses of the Lender relating to its review and approval of such documents and verification, including, but not limited to, Borrower's reasonable attorneys fees and expenses and the Lender's reasonable attorney's fees and expenses.

Section 4. Severability.

     If any one or more of the provisions contained in this Agreement shall be held invalid, illegal or unenforceable in any respect, then the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

Section 5. Multiple Counterparts.

     This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all counterparts together constituting only one instrument.

Section 6. Governing Law.

     It is the intention of the parties hereto that this Agreement and the rights and obligations of the parties hereunder shall be governed by and construed and enforced in accordance with the substantive laws of the Commonwealth of Massachusetts without reference to the conflicts of laws principles of that State.

Section 7. Notices.

     All notices, certificates or other communications hereunder shall be in writing and shall be deemed delivered and sufficiently given or served for all purposes when presented personally or sent by certified or registered mail, postage prepaid, return receipt requested or sent by private receipted courier service, at the following addresses:

If to the Lender:

American National Insurance Company
One Moody Plaza
Galveston, Texas 77550-7999
Attention: Mortgage and Real Estate Investment Department

If to the Borrower:

Fifty Washington Limited Partnership
c/o Marc R. Verreault and Christopher Egan
40 Washington Street, Suite 2000
Westborough, Massachusetts 01581

Section 8.     No Third Party Beneficiaries.
----------     -----------------------------

     The parties hereto agree that this Agreement is entered into for the sole benefit of the Lender and the Borrower and that no other parties shall have the right to claim any benefits from, or rely upon, the agreements, warranties, covenants, terms, conditions or other provisions set forth herein.

Section 9.     Enforcement Costs.
----------     ------------------

     In the event of any litigation to enforce or interpret this Agreement the prevailing party shall be entitled to recover its reasonable costs and expenses including reasonable attorneys fees and costs of court.

Section 10.    Time. Time is of the essence of this Agreement.
-----------    -----

Section 11.    Meaning of Particular Terms.
-----------    ----------------------------

     Whenever used, the singular number shall include the plural, the plural the singular and the use of any gender shall include all genders. The words "Borrower" and "Lender" shall include their respective successors and assigns. All references to default or breach have the same meaning notwithstanding anything seemingly to the contrary.

Section 12. Incorporation By Reference. The Loan Documents are incorporated herein by reference for all purposes.

Section 13. No Modification. This Agreement may not be modified except by the subsequent written agreement of Borrower and Lender.

     IN WITNESS WHEREOF, the Borrower and the Lender have entered into this Agreement on the date first set forth above.

BORROWER                      FIFTY WASHINGTON LIMITED PARTNERSHIP, a
                              Massachusetts limited partnership

                              By:  FIFTY WASHINGTON, INC. its sole
                              general partner

                              By:
____________________             __________________________
Date                          Name: Christopher Egan
                              Its:  President and Treasurer, not
                                    individually and without
                                    personal liability

"LENDER"                      AMERICAN NATIONAL INSURANCE
                               COMPANY


__________________            By: _________________________
Date                          Name: _______________________
                              its: ________________________

                       THE COMMONWEALTH OF MASSACHUSETTS

                      County, ss.
______________________                        ___________________

     Then personally appeared the above-named Christopher Egan, President and Treasurer of Fifty Washington Inc., the general partner of Fifty Washington Limited Partnership, and acknowledged the foregoing instrument to be his free act and deed as aforesaid, before me.



                                   _______________________________
                                   NOTARY PUBLIC


                                   _______________________________
                                   Typed or Printed Name of Notary
                                   My Commission Expires: 10/8/2004

THE STATE OF TEXAS

COUNTY OF GALVESTON                               ________________________, 1998

     Then personally appeared the above-named _________________________ __________________, _____________________ of AMERICAN NATIONAL INSURANCE
COMPANY, and acknowledged the foregoing instrument to be his free act and deed as aforesaid, before me.

                                                 _______________________________
                                                 NOTARY PUBLIC
                                                 _______________________________
                                                 Typed or Printed Name of Notary
                                                 My Commission Expires: ________

                                   EXHIBIT B

                                ESCROW AGREEMENT
                                ----------------

     THIS ESCROW AGREEMENT dated as of ________________, 1998, among ___________________________ ("Escrow Agent"), FIFTY WASHINGTON STREET LIMITED PARTNERSHIP ("Landlord") and ARDENT SOFTWARE, INC. ("Tenant").

     1. Landlord is the current Landlord and Tenant (formerly named Vmark Software, Inc.) is the Tenant under a Lease dated May 3, 1994, as amended (the "Lease"), from 50 Washington Street Associates Limited Partnership, as Landlord (Landlord having become the Landlord thereunder), to Tenant, as Tenant, of Premises at 50 Washington Street, Westborough and Southborough, Massachusetts.

     2. Simultaneously herewith, Landlord and Tenant have delivered to Escrow Agent the sum of $1,500,000.00 (the "Security Deposit") which shall be invested in such securities and obligations of the United States government or an agency thereof or guaranteed thereby, as Landlord shall direct from time to time and at any time.

     3. Upon receipt of a written notice from Landlord stating that all or a portion of the Security Deposit is payable to Landlord pursuant to the Lease and stating the reason or reasons therefor, Escrow Agent shall send a copy of such notice to Tenant, and ten (10) days after Tenant shall receive (or refuse delivery of) such copy Escrow Agent shall pay to Landlord the amount specified in Landlord's notice.

     4. The Escrow Agent shall not be responsible for the genuineness of any signature and may rely conclusively upon any notice, authorization, instruction or judicial order or decree believed by it in good faith to be genuine or to be signed and presented by the proper person or duly authorized or properly made. The Escrow Agent is expressly exempted from any responsibility or liability for any delivery described herein, for any delay in delivery of the Security Deposit or any part thereof, for any act or omission in the absence of the negligence of or willful misconduct by the Escrow Agent.

     5. The Escrow Agent shall have the right to resign at any time upon giving notice to Landlord and Tenant, including in such notice a designation as successor Escrow Agent hereunder of any bank or trust company authorized to do business in Massachusetts, accompanied by a written agreement to act as Escrow Agent hereunder and signed by such bank or trust company. In the event Escrow Agent shall deliver the funds held by it to such successor Escrow Agent, the original Escrow Agent shall thereupon be released from all obligations and liabilities hereunder and such successor Escrow Agent shall be substituted for the Escrow Agent as successor Escrow Agent hereunder.

     6.   The fees of the Escrow Agent shall be paid by Tenant.

     7.   All suits arising hereunder shall be filed in Suffolk Superior Court.

     8. Notices hereunder shall be given in the manner provided in the Lease. The Escrow Agent's address is:

                                   LANDLORD:

                                   FIFTY WASHINGTON STREET LIMITED
                                   PARTNERSHIP

                                   By: Fifty Washington Street, Inc.
                                       Its sole General Partner


                                   _________________________________________
                                   Christopher Egan, President and Treasurer, not individually and without personal liability

                                   TENANT:

                                   ARDENT SOFTWARE, INC.

                                   By: _________________________________
                                   Printed Name: _______________________
                                   Title: ______________________________

                                   ESCROW AGENT:

                                   By: _________________________________
                                   Printed Name: _______________________
                                   Title: ______________________________